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                                                                     EXHIBIT 1.1


                                                                     [Draft]







                              GCR HOLDINGS LIMITED

                                 Ordinary Shares
                           (par value $.10 per share)

                                  ------------

                             Underwriting Agreement

                                                              ____________, 1996

Goldman, Sachs & Co.,
Donaldson, Lufkin & Jenrette Securities Corporation,
J.P. Morgan Securities Inc.,
Smith Barney Inc.,
    As representatives (the "Representatives") of the several Underwriters named in Schedule I hereto,
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004

Ladies and Gentlemen:

         Certain shareholders named in Schedule II hereto (the "Selling Shareholders") of GCR Holdings Limited, a Cayman Islands company (the "Company"), propose, subject to the terms and conditions stated herein, to sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of _________ shares (the "Firm Shares") and, at the election of the Underwriters, up to ________ additional shares (the "Optional Shares") of the Ordinary Redeemable Shares, par value $.10 per share ("Ordinary Shares"), of the Company (the Firm Shares and the Optional Shares which the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the "Shares").

         1. (a) The Company represents and warrants to, and agrees with, each of the Underwriters and the Selling Shareholders that:

            (i) A registration statement on Form S-1 (File No. 333-04195) (the "Initial Registration Statement") in respect of the Shares, and as part thereof the respective forms of prospectus relating to the initial distribution of the Shares by the Underwriters in an underwritten public offering and to offers and sales of Ordinary Shares by Goldman, Sachs & Co. in secondary transactions, has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), which was filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), and became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the
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         Commission (any preliminary prospectus included in the Initial
         Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act, is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with
         Section 6(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; and such forms of final prospectus relating to the initial distribution of the Shares by the Underwriters in an underwritten public offering and to offers and sales of Ordinary Shares by Goldman, Sachs & Co. in secondary transactions, each in the form first filed pursuant to Rule 424(b) under the Act, are hereinafter called the "Public Offering Prospectus" and the "Secondary Transactions Prospectus", respectively, and collectively the "Prospectus"); and the Underwriters acknowledge and agree that the Secondary Transactions Prospectus and any amendment or supplement thereto is not to be used by any Underwriter except Goldman, Sachs & Co. and Goldman, Sachs & Co. acknowledges and agrees that it will use the Public Offering Prospectus and any amendment or supplement thereto only in connection with offers and sales of the kind intended herein to be made pursuant to such Prospectus and will use the Secondary Transactions Prospectus and any amendment or supplement thereto only in connection with offers and sales of the kind intended herein to be made pursuant to such Prospectus;

            (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein or by a Selling Shareholder expressly for use in the preparation of the answers therein to Items 7 and 11(l) of Form S-1;

            (iii) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co.




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         expressly for use therein or by a Selling Shareholder expressly for use in the preparation of the answers therein to Items 7 and 11(l) of Form S-1;

            (iv) The Company has only one subsidiary, Global Capital Reinsurance Limited, a Bermuda corporation (the "Subsidiary"). Neither the Company nor the Subsidiary has sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, in each case affecting its own properties, assets and operations, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been (i) any change in the capital stock or any adverse change in the long-term debt of the Company or the Subsidiary or (ii) any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and the Subsidiary, taken as a whole, in each case otherwise than as set forth or contemplated in the Prospectus;

            (v) The Company and the Subsidiary do not own any real property. The Company and the Subsidiary have good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and the Subsidiary; and any real property and buildings held under lease by the Company and the Subsidiary are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and the Subsidiary;

            (vi) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Cayman Islands, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of Bermuda and each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

            (vii) The Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of Bermuda, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and all the outstanding shares of capital stock of the Subsidiary have been duly authorized and validly issued, are fully-paid and non-assessable, and are owned by the Company, directly or indirectly, free and clear of all liens, encumbrances, security interests and claims, except such as are disclosed in the Prospectus;

            (viii) The Subsidiary is duly registered as an insurer and is subject to regulation and supervision in Bermuda; each of the Company and the Subsidiary is duly licensed

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         or admitted as an insurer or an insurance holding company, as applicable, in each jurisdiction where it is required to be so licensed or admitted to conduct its business as described in the Prospectus, except for where the failure to be so licensed or admitted would not have a material adverse effect on the Company and the Subsidiary taken as a whole; each of the Company and the Subsidiary has all other consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all insurance authorities, commissions or other insurance regulatory bodies and all other governmental authorities, all self-regulatory organizations and all courts and other tribunals, required to own, lease, license and use their respective properties and assets and to conduct their respective businesses as described in the Prospectus, except for where the failure to have such consents, authorizations, approvals, orders, certificates and permits, or to make such declarations or filings, would not have a material adverse effect on the Company and the Subsidiary taken as a whole; all of such consents, authorizations, approvals, orders, licenses, certificates and permits are in full force and effect, except for where the failure to be in full force and effect would not have a material adverse effect on the Company and the Subsidiary taken as a whole; and neither the Company nor the Subsidiary has received any notification from any insurance authority, commission or other insurance regulatory body or any other governmental authority in the United States, the Cayman Islands, Bermuda or elsewhere to the effect that any additional consent, authorization, approval, order, license, certificate or permit from such authority, commission or body is needed to be obtained by either the Company or the Subsidiary;

            (ix) The Company and the Subsidiary are in compliance with the requirements of the Bermuda Insurance Act 1978 and any applicable rules and regulations thereunder (collectively, the "Insurance Act") and have filed all reports, documents or other information required to be filed thereunder, except where the failure to comply or file would not have a material adverse effect on the Company and the Subsidiary taken as a whole; each of the Company and the Subsidiary is in compliance with the insurance laws and regulations of other jurisdictions which are applicable to the Company or the Subsidiary, as the case may be, except where the failure to comply would not have a material adverse effect on the Company and the Subsidiary taken as a whole; and neither the Company nor the Subsidiary has received any notification from any insurance authority, commission or other insurance regulatory body in the United States, the Cayman Islands, Bermuda or elsewhere to the effect that the Company or the Subsidiary is not in compliance with any insurance law or regulation;

            (x) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of the Company (including the Shares) have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description of the Ordinary Shares contained in the Prospectus;

            (xi) The compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or the Subsidiary is a party or by which the Company or the Subsidiary is bound or to which any of the property or assets of the Company or the Subsidiary is subject, nor will such action result in any violation of the provisions of the Restated Memorandum of Association and Articles of Association of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or the Subsidiary or any of their properties;



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         and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

            (xii) The Company is not in violation of its Restated Memorandum of Association or Articles of Association and the Subsidiary is not in violation of its Memorandum of Association or Bye-Laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

            (xiii) The statements set forth in the Prospectus under the caption "Description of Capital Shares", insofar as they purport to constitute a summary of the terms of the Ordinary Shares, under the caption "Certain Tax Considerations", and under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

            (xiv) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or the Subsidiary is a party or of which any property of the Company or the Subsidiary is the subject which, if determined adversely to the Company or the Subsidiary, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and the Subsidiary, taken as a whole; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

            (xv) The Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

            (xvi) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

            (xvii) Arthur Andersen & Co., who have certified certain financial statements of the Company and the Subsidiary, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

            (xviii)The only rights to require the Company to register securities are set forth in the Registration Rights Agreement, dated as of December 18, 1995, among the Company and certain specified shareholders;

            (xix) There are no currency exchange control laws or withholding taxes, in each case of the Cayman Islands and Bermuda, that would be applicable to the payment of dividends (i) on the Shares by the Company (other than residents of Bermuda for Bermuda exchange control purposes) or (ii) by the Subsidiary to the Company; and

            (xx) Neither the Underwriters nor any subsequent purchasers of the Shares (other than purchasers resident in Bermuda for Bermuda exchange control purposes) will be subject to any stamp duty, excise or similar tax imposed in the Cayman Islands or Bermuda in connection with the offering, sale or purchase of the Shares.



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         (b) Each of the Selling Shareholders severally represents and warrants to, and agrees with, each of the Underwriters and the Company that:

            (i) All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Shareholder of this Agreement and the Power of Attorney and the Custody Agreement hereinafter referred to, and for the sale and delivery of the Shares to be sold by such Selling Shareholder hereunder, have been obtained; and such Selling Shareholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder hereunder (subject to the Custody Agreement, the Power of Attorney, the Company's Restated Articles of Association and the Amended and Restated Shareholders' Agreement, dated as of December 18, 1995, among the Company and its shareholders (the "Shareholders' Agreement"));

            (ii) The sale of the Shares to be sold by such Selling Shareholder hereunder and the compliance by such Selling Shareholder with all of the provisions of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of the property or assets of such Selling Shareholder is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of such Selling Shareholder if such Selling Shareholder is a corporation, the Partnership Agreement of such Selling Shareholder if such Selling Shareholder is a partnership or any comparable organizational documents if the Selling Shareholder is another form of organization, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Shareholder or the property of such Selling Shareholder;

            (iii) Immediately prior to each Time of Delivery (as defined in Section 5 hereof), such Selling Shareholder will have good and valid title to the Shares to be sold by such Selling Shareholder hereunder, free and clear of all liens, encumbrances, equities or claims, except such as have been disclosed in the Prospectus; and, upon delivery of such Shares and payment therefor pursuant hereto, the Underwriters will have acquired such Shares, free and clear of all liens, encumbrances, equities or claims (subject only to the Company's Restated Articles of Association and the Shareholders' Agreement);

            (iv) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus, such Selling Shareholder shall not exercise any registration rights relating to the Ordinary Shares that have not previously been registered under the Act ("Restricted Shares") and shall not offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any Restricted Shares or any securities of the Company that are substantially similar to the Restricted Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Restricted Shares or any such substantially similar securities (other than pursuant to employee stock options outstanding on the date of this Agreement), without your prior written consent. Notwithstanding the foregoing, nothing contained herein shall prohibit Goldman, Sachs & Co. and its affiliates from engaging in stabilization, brokerage, market-making

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         and ordinary course of business transactions in the Ordinary Shares and related securities;

            (v) Such Selling Shareholder (other than Goldman, Sachs & Co. and its affiliates) has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

            (vi) To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by such Selling Shareholder expressly for use therein, such Preliminary Prospectus and the Registration Statement did, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus, when they become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading (it being hereby expressly acknowledged that delivery of the Power of Attorney and the statements contained therein (together with the information set forth in the Selling Shareholder's Questionnaire signed and delivered to the Custodian (as defined below) by such Selling Shareholder) constitute (and in the absence of any such notice as is referred to in subclause (iii) of Section 2(f) of such Power of Attorney constitute on a continuing basis) written information furnished to the Company expressly for use in the Registration Statement and any such Preliminary Prospectus, Prospectus, amendment or supplement thereto);

            (vii) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Shareholder will deliver to you prior to or at the First Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);

            (viii) Certificates in negotiable form representing all of the Shares to be sold by such Selling Shareholder hereunder have been or will be at or prior to the First Time of Delivery (as defined in Section 5 hereof) placed in custody under a Custody Agreement, in the form heretofore furnished to you (the "Custody Agreement"), duly executed and delivered by such Selling Shareholder to Chemical Mellon Shareholder Services L.L.C., as custodian (the "Custodian"), and such Selling Shareholder has duly executed and delivered a Power of Attorney, in the form heretofore furnished to you (the "Power of Attorney"), appointing the persons indicated in Schedule II hereto, and each of them, as such Selling Shareholder's attorneys-in-fact (the "Attorneys-in-Fact") with authority to execute and deliver this Agreement on behalf of such Selling Shareholder, to determine the purchase price to be paid by the Underwriters to the Selling Shareholders as provided in Section 2 hereof, to authorize the delivery of the Shares to be sold by such Selling Shareholder hereunder and otherwise to act on behalf of such Selling Shareholder in connection with the transactions contemplated by this Agreement and the Custody Agreement; and

            (ix) The Shares represented by the certificates held in custody for such Selling Shareholder under the Custody Agreement are subject to the interests of the


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         Underwriters hereunder; the arrangements made by such Selling
         Shareholder for such custody, and the appointment by such Selling Shareholder of the Attorneys-in-Fact by the Power of Attorney, are to that extent irrevocable; the obligations of the Selling Shareholders hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Shareholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event; if any individual Selling Shareholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership or corporation should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing the Shares shall be delivered by or on behalf of the Selling Shareholders in accordance with the terms and conditions of this Agreement and of the Custody Agreement; and actions taken by the Attorneys-in-Fact pursuant to the Powers of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

         2. Subject to the terms and conditions herein set forth, (a) each of the Selling Shareholders agrees, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from each of the Selling Shareholders, at a purchase price per share of $_____, the number of Firm Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm Shares to be sold by each of the Selling Shareholders as set forth opposite their respective names in Schedule II hereto by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm Shares to be purchased by all of the Underwriters from all of the Selling Shareholders hereunder and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, certain of the Selling Shareholders agree, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from each of such Selling Shareholders, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase from all of the Selling Shareholders hereunder.

         Certain of the Selling Shareholders, as and to the extent indicated in
Schedule II hereto, hereby grant, severally and not jointly, to the Underwriters the right to purchase at their election up to _______ Optional Shares, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering over-allotments in the sale of the Firm Shares. Any such election to purchase Optional Shares shall be made in proportion to the number of Optional Shares to be sold by each such Selling Shareholder. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Attorneys-in-Fact, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional

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Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 5 hereof) or, unless you and the Attorneys-in-Fact otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

         3. (a) The Company hereby confirms its engagement of Donaldson, Lufkin & Jenrette Securities Corporation as, and Donaldson, Lufkin & Jenrette Securities Corporation hereby confirms its agreement with the Company to render services as, a "qualified independent underwriter" within the meaning of Section 2(o) of Schedule E to the By-Laws of the National Association of Securities Dealers, Inc. (the "NASD") with respect to the offering and sale of the Shares. Dondaldson, Lufkin & Jenrette Securities Corporation, in its capacity as qualified independent underwriter and not otherwise, is referred to herein as the "QIU". As compensation for the services of the QIU hereunder, the Company agrees to pay the QIU $5,000 at the First Time of Delivery.

            (b) The initial per share public offering price of the Shares, as set forth in the Public Offering Prospectus, will not be higher than the price recommended to the Company in writing by the QIU.

         4. Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

         5. (a) The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours' prior notice to the Selling Shareholders, shall be delivered by or on behalf of the Selling Shareholders to Goldman, Sachs & Co., for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer or certified or official bank check or checks, payable to the order of the Custodian in immediately available (same-day) funds. The Company will cause the certificates evidencing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004 (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., New York time, on __________, 1996 or such other time and date as Goldman, Sachs & Co. and the Selling Shareholders may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Shares, or such other time and date as Goldman, Sachs & Co. and the Selling Shareholders may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery", such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

            (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 9 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 9(k) hereof, will be delivered at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York 10004 (the "Closing Location"), and the Shares will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at 9:00 a.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 5, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday or Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

            (c) Immediately after the First Time of Delivery (and subject to the prior purchase of the Firm Shares by the Underwriters), the Company agrees with each of the Underwriters to cause the Subsidiary to purchase, and each of the Underwriters agree to sell (on a pro rata basis, based on the total number of Firm Shares to be purchased by such Underwriter) to the Subsidiary, an aggregate of 1,000,000 of the Firm Shares at the purchase price per share set forth in
Section 2 hereof, payable in immediately available (same-day) funds.

         6. The Company agrees with each of the Underwriters:

            (a) To prepare the Public Offering Prospectus in a form approved by you and to file the Public Offering Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or the Public Offering Prospectus during the Public Offering Period (as defined below) which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective during such period or any supplement to the Public Offering Prospectus or any amended Public Offering Prospectus has been filed during such period and to furnish you with copies thereof; to advise you, promptly after it receives notice thereof during the Public Offering Period, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Public Offering Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification during the Public Offering Period, promptly to use its best efforts to obtain the withdrawal of such order (the period beginning on the date hereof and continuing for as long as the delivery of a prospectus is required in connection with the initial offering and sale of the Shares by the Underwriters as contemplated by the Public Offering Prospectus, or in connection with any subsequent offer or sale of Ordinary Shares by a dealer other than Goldman, Sachs & Co. during the period specified in Rule 174(d) or (e) under the Act is herein called the "Public Offering Period");

            (b) Promptly during the Public Offering Period from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities and insurance laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions during such period, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

            (c) To furnish the Underwriters with copies of the Public Offering Prospectus in such quantities as you may from time to time reasonably request during the Public Offering Period and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Public Offering Prospectus in connection with any offering or sale of the Shares by the Underwriters, and if at such time any events shall have occurred as a result of which the Public Offering Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such Public Offering Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Public Offering Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may reasonably request of an amended Public Offering Prospectus or a supplement to the Public Offering Prospectus which will correct such statement or omission or effect such compliance and in case any Underwriter is required to deliver a prospectus in connection with any offering or sale of any of the Shares by the Underwriters at any time nine months or more after the time of issue of the Public Offering Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Public Offering Prospectus complying with Section 10(a)(3) of the Act;

            (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

            (e) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any Ordinary Shares or any securities of the Company that are substantially similar to the Shares, including, but not limited to, any securities that are convertible into or exchangeable for, or that represent the right to receive, Ordinary Shares or any such substantially similar securities (other than the issuance of options pursuant to employee benefit plans existing on the date of this Agreement, and the issuance of shares upon the exercise of employee options outstanding on the date of this Agreement or issued pursuant to such existing plans), without your prior written consent;

            (f) To furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

            (g) During a period of five years from the effective date of the Registration Statement to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders generally, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request

         (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission);

            (h) To use its best efforts to have the Shares listed for quotation on the Nasdaq Stock Market Inc.'s National Market ("Nasdaq"); and

            (i) On its behalf and on behalf of the Subsidiary, to waive, and not to assert against the Underwriters, any claims it or the Subsidiary may have as a purchaser of Shares from the Underwriters at the First Time of Delivery, pursuant to any Federal or state securities laws or otherwise arising out of, or in connection with, any statement contained in, or any information omitted from, the Registration Statement or the Public Offering Prospectus (other than written information furnished to the Company by the Underwriters through Goldman, Sachs & Co. expressly for use therein).

         7. The Company agrees with Goldman, Sachs & Co.:

            (a) To prepare the Secondary Transactions Prospectus in a form approved by Goldman, Sachs & Co. and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or the Secondary Transactions Prospectus during the Secondary Transactions Period (as defined below) which shall be disapproved by Goldman, Sachs & Co. promptly after reasonable notice thereof (it being understood that, when Form S-2 or S-3 under the Act is available to the Company, the Company may amend the Registration Statement so as to be on such form, or may file a new registration statement on such form (in which case any reference herein to the Registration Statement or the Prospectus shall include such new registration and the prospectus contained therein in the form first filed pursuant to Rule 424(b) under the Act, respectively), and thereafter any information required to be included in the Registration Statement or the Secondary Transactions Prospectus may be incorporated therein by reference as permitted by such form); to advise Goldman, Sachs & Co., promptly after the Company receives notice thereof, of the time when the Registration Statement, or any amendment thereto, has been filed or becomes effective during the Secondary Transactions Period, or any supplement to the Secondary Transactions Prospectus or any amended Secondary Transactions Prospectus has been filed during such period, and to furnish Goldman, Sachs & Co. with copies thereof; to advise Goldman, Sachs & Co., promptly after the Company receives notice thereof during the Secondary Transactions Period, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification during the Secondary Transactions Period, to use promptly its reasonable efforts to obtain the withdrawal of such order (the period beginning on the date hereof and continuing for as long as may be required under applicable law, in the reasonable judgment of Goldman, Sachs & Co. after consultation with the Company, in order to offer and sell Ordinary

         Shares as contemplated by the Secondary Transactions Prospectus, is herein called the "Secondary Transactions Period");

            (b) Promptly from time to time to take such action as Goldman, Sachs & Co. may reasonably request to qualify the Shares for offering and sale during the Secondary Transactions Period under the securities and insurance laws of such jurisdictions as Goldman, Sachs & Co. may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions during such period, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

            (c) To furnish Goldman, Sachs & Co. with copies of the Secondary Transactions Prospectus in such quantities as Goldman, Sachs & Co. may from time to time reasonably request during the Secondary Transactions Period, and, if at any time during such period any event shall have occurred as a result of which the Secondary Transactions Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is to be delivered during such period, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Secondary Transactions Prospectus or to amend the Registration Statement in order to comply with the Act or to file under the Securities Exchange Act of 1934, as amended (the "1934 Act") any document incorporated by reference in such Prospectus in order to comply with the Act or the 1934 Act, to notify Goldman, Sachs & Co. and upon its request to file such document and to prepare and furnish without charge to Goldman, Sachs & Co. as many copies as it may from time to time during such period reasonably request of an amended Secondary Transactions Prospectus or a supplement to the Secondary Transactions Prospectus which will correct such statement or omission or effect such compliance;

            (d) During the Secondary Transactions Period, to furnish to Goldman, Sachs & Co. copies of all reports or other communications (financial or other) furnished to shareholders generally, and to deliver to Goldman, Sachs & Co. (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as Goldman, Sachs & Co. may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission); and

            (e) To use its reasonable efforts to furnish or cause to be furnished to Goldman, Sachs & Co. upon its request at reasonable intervals, when the Registration Statement or the Secondary Transactions Prospectus shall be amended or supplemented during the Secondary Transactions Period, written opinions of counsel for the Company, a letter from the independent accountants who have certified the financial statements included in the Registration Statement as then amended and certificates of officers of the Company, in each case in form and substance reasonably satisfactory to you, all to the effect specified in subsections (c), (d), (e), (g) and (k), respectively, of
         Section 9 hereof (as modified to relate to the Registration Statement and the Secondary Transactions Prospectus as then amended or supplemented).

         The Company and Goldman, Sachs & Co. agree that from and after the First Time of Delivery and for so long as the Company is in full compliance with this Section 7, the Company shall not be obligated to maintain the effectiveness of the Company's Registration Statement on Form S-1 (File No. 33-97736), or to furnish prospectuses thereunder, or to prepare or file any amendment or supplement thereto, in respect of offers and sales of Ordinary Shares by Goldman, Sachs & Co. in secondary transactions or to comply with the provisions of Sections 6(c)-(e) of the Underwriting Agreement, dated December 18, 1995, among the Company, the Representatives name therein and the Selling Shareholders listed on Schedule II thereto.

         Notwithstanding the foregoing provisions, if at any time the Company determines that it is in possession of material, non-public information that it would not be required to disclose publicly in the absence of a registration of Ordinary Shares under the Act, the Company may, upon notice to Goldman, Sachs & Co., cease to comply with any of its obligations under this Section 7, but only for a period or periods that the Company reasonably determines are necessary in order to avoid such premature disclosure and in any event not to exceed 90 days in the aggregate during any period of 12 consecutive calendar months. Upon receipt of any such notice, Goldman, Sachs & Co. shall cease using the Secondary Transactions Prospectus or any amendment or supplement thereto until it receives notice from the Company that it may resume using such document.

         8. The Company and each of the Selling Shareholders covenant and agree with one another and with the several Underwriters that (a) the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Blue Sky Memorandum and closing documents (including any compilations thereof requested by the Company or the Selling Shareholders) for the sale of the Shares by the Underwriters pursuant to the Public Offering Prospectus and any other documents printed or produced by the Company in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 6(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) all fees and expenses in connection with the listing of the Shares on Nasdaq; (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares by the Underwriters pursuant to the Public Offering Prospectus; (vi) the cost of preparing certificates for the Shares; (vii) the cost and charges of any transfer agent or registrar; (viii) the fees and expenses of the Attorneys-in-Fact and the Custodian; (ix) all fees, disbursements and expenses of one counsel for the Selling Shareholders selected by the Company (which may be counsel for the Company); (x) all reasonable fees, disbursements and expenses incurred pursuant to Section 7(e) hereof; and (xi) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 8; and (b) each Selling Shareholder will pay or cause to be paid all costs and expenses incident to the performance of such Selling Shareholder's obligations hereunder which are not otherwise specifically provided for in this Section 8, including (i) any fees and expenses of counsel for such Selling Shareholder (other than those specified in clause (ix) above), and (ii) all expenses (other than the costs of preparing and delivering stock certificates) and taxes incident to the sale and delivery of the Shares to be sold by such Selling Shareholder to the Underwriters hereunder. In connection with clause (b) of the preceding sentence, Goldman, Sachs & Co. agrees to pay New York State stock transfer tax, and each Selling Shareholder agrees to reimburse Goldman, Sachs & Co. for associated carrying costs if such tax payment is not rebated on the day of payment and for any portion of such tax payment not rebated. It is understood, however, that the Company shall bear, and the Selling Shareholders shall not be required to pay or to reimburse the Company for, the cost of any other matters not directly relating to the sale and purchase of the Shares pursuant to this Agreement, and that, except as provided in this Section, and Sections 10 and 13 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make. Notwithstanding the foregoing, the Company shall not be required to pay or cause to be paid any expenses (including any fees and disbursements of counsel or accountants) that are incurred in connection with the Company's performance of its obligations under Section 7(b) hereof, and Goldman, Sachs & Co. will pay or cause to be paid all such expenses.

         9. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and of the Selling Shareholders herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Selling Shareholders shall have performed all of its and their obligations hereunder theretofore to be performed, and the following additional conditions:

            (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 6(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

            (b) Fried, Frank, Harris, Shriver & Jacobson, United States counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to certain of the matters covered in Annex I-B hereto and W.S. Walker & Company, Cayman Islands counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to certain of the matters covered in Annex II hereto, in each case, as well as such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

            (c) Sullivan & Cromwell, United States counsel for the Company, shall have furnished to you their written opinion and letter, dated such Time of Delivery, substantially in the form of Annexes I-A and I-B attached hereto;

            (d) Maples and Calder, Cayman Islands counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery, substantially in the form of Annex II attached hereto;

            (e) Appleby, Spurling & Kempe, Bermuda counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery, substantially in the form of Annex III attached hereto;

            (f) Sullivan & Cromwell, counsel for each Selling Shareholder named in Annex A to the form of opinion attached as Annex IV hereto, shall have furnished to you their written opinion with respect to each of such Selling Shareholders for whom they are acting as counsel, dated such Time of Delivery, substantially in the form of Annex IV attached hereto;

            (g) On the date of the Public Offering Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and during the Public Offering Period and also at each Time of Delivery, Arthur Andersen & Co. shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex V hereto;

            (h)(i) Neither the Company nor the Subsidiary shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, in each case affecting its own properties, assets or operations, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or any adverse change in the long-term debt of the Company or the Subsidiary or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and the Subsidiary taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Public Offering Prospectus;

            (i) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or Nasdaq; (ii) a suspension or material limitation in trading in the Company's securities on Nasdaq; (iii) a general moratorium on commercial banking activities in New York declared by Federal or New York State authorities or in Bermuda declared by Bermuda authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Public Offering Prospectus;

            (j) The Shares to be sold by the Selling Shareholders at such Time of Delivery shall have been duly listed for quotation on Nasdaq; and

            (k) The Company and the Selling Shareholders shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and of the Selling Shareholders, respectively, satisfactory to you as to the accuracy of the representations and warranties of the Company and the Selling Shareholders, respectively, herein at and as of such Time of Delivery, as to the performance by the Company and the Selling Shareholders of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections
         (a) and (h) of this Section.

         10. (a) The Company and GS Capital Partners, L.P. (the "Designated Shareholder"), jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and the Designated Shareholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein; provided, further, that the liability of the Designated Shareholder pursuant to this subsection (a) shall not exceed the product of the number of Shares sold by such Designated Shareholder (including any Optional Shares) and the initial public offering price as set forth in the Public Offering Prospectus; and provided, further, that the Designated Shareholder shall not be liable to any Underwriter (including Goldman, Sachs & Co.) under the indemnity agreement in this subsection (a) with respect to any Secondary Transactions Prospectus (or the Registration Statement insofar as it relates to the Secondary Transactions Prospectus), and the Company shall not be liable to any Underwriter (including Goldman, Sachs & Co.) under the indemnity agreement in this subsection (a) with respect to any Secondary Transactions Prospectus (or the Registration Statement insofar as it relates to the Secondary Transactions Prospectus) to the extent that any such loss, claim, damage or liability of such Underwriter (or action in respect thereof) results from the fact that Goldman, Sachs & Co. sold Ordinary Shares to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the relevant form of Secondary Transactions Prospectus as then amended or supplemented if such document is required to be so sent or given, the Company has previously transmitted sufficient copies thereof to Goldman, Sachs & Co. and such document corrects the statement, or alleged statement or omission, out of which such loss, claim, damage or liability (or actions in respect thereof) arises.

         The Company will also indemnify and hold harmless the QIU and each person, if any, who controls the QIU within the meaning of either Section 15 of the Act, or Section 20 of the 1934 Act, from and against any and all losses, claims, damages, liabilities and judgments incurred as a result of the QIU's participation as a "qualified independent underwriter" within the meaning of Schedule E to the By-Laws of the NASD in connection with the offering of the Shares, except for any losses, claims, damages, liabilities and judgments resulting from the QIU's or such controlling person's willful misconduct or gross negligence.

         (b) Each of the Selling Shareholders other than the Designated Shareholder will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement delivered in connection with an offer or sale during the Public Offering Period in reliance upon and in conformity with written information furnished to the Company by such Selling Shareholder expressly for use therein; and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however that the liability of each of the Selling Shareholders pursuant to this subsection (b) shall not exceed the product of the number of Shares sold by such Selling Shareholder (including any Optional Shares) and the initial public offering price as set forth in the Public Offering Prospectus.

         (c) Each Underwriter will indemnify and hold harmless the Company and each Selling Shareholder against any losses, claims, damages or liabilities to which the Company or such Selling Shareholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company and each Selling Shareholder for any legal or other expenses reasonably incurred by the Company or such Selling Shareholder in connection with investigating or defending any such action or claim as such expenses are incurred.

         (d) Promptly after receipt by an indemnified party under subsection
(a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify such indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation, and the indemnifying parties shall not be responsible for the cost of more than one counsel for all indemnified parties (excluding any necessary local counsel) in connection with any actions or claims arising from the same facts; provided, that, if indemnity is sought pursuant to the second paragraph of Section 10(a), then, in addition to such separate counsel for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one separate counsel (in addition to any necessary local counsel) for the QIU and all persons, if any, who control the QIU within the meaning of either Section 15 of the Act or Section 20 of the 1934 Act if, in the reasonable judgment of the QIU, there may exist a conflict of interest between the QIU and the other indemnified parties. In the case of any such separate counsel for the QIU and such control persons of the QIU, such counsel shall be designated in writing by the QIU. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

         (e) If the indemnification provided for in this Section 10 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then in any such case each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Public Offering Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party on the one hand or the indemnified party on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, each of the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (f) The obligations of the Company and the Selling Shareholders under this Section 10 shall be in addition to any liability which the Company and the respective Selling Shareholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 10 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company or any Selling Shareholder within the meaning of the Act.

         11. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Shares, or the Company notifies you that it has so arranged for the purchase of such Shares, you or the Company shall have the right to postpone a Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

         (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Selling Shareholders shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all of the Shares to be purchased at such Time of Delivery, or if the Selling Shareholders shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Selling Shareholders to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or the Selling Shareholders, except for the expenses to be borne by the Company and the Selling Shareholders and the Underwriters as provided in Section 8 hereof and the indemnity and contribution agreements in Section 10 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         12. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Shareholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any of the Selling Shareholders, or any officer or director or controlling person of the Company, or any controlling person of any Selling Shareholder, and shall survive delivery of and payment for the Shares.

         Anything herein to the contrary notwithstanding, the indemnity agreement of the Company in subsection (a) of Section 10 hereof, the agreement in subsection (c) of Section 6 hereof, the representations and warranties in subsections (a)(ii) and (a)(iii) of Section 1 hereof and any representation or warranty as to the accuracy of the Registration Statement or the Prospectus contained in any certificate furnished by the Company pursuant to Section 9 hereof, insofar as they may constitute a basis for indemnification for liabilities (other than payment by the Company of expenses incurred or paid in the successful defense of any action, suit or proceeding) arising under the Act, shall not extend to the extent of any interest therein of a controlling person or partner of an Underwriter who is a director, officer or controlling person of the Company when the Registration Statement has become effective, except in each case to the extent that an interest of such character shall have been determined by a court of appropriate jurisdiction as not against public policy as expressed in the Act. Unless in the opinion of counsel for the Company the matter has been settled by controlling precedent, the Company will, if a claim for such indemnification is asserted, submit to a court of appropriate jurisdiction the question of whether such interest is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         13. If this Agreement shall be terminated pursuant to Section 11 hereof, neither the Company nor the Selling Shareholders shall then be under any liability to any Underwriter except as provided in Sections 8, 10, 19 and 20 hereof; but, if for any other reason any Shares are not delivered by or on behalf of the Selling Shareholders as provided herein, the Company will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company and the Selling Shareholders shall then be under no further liability to any Underwriter in respect of the Shares not so delivered except as provided in Sections 8 and 10 hereof.

         14. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representatives; and in all dealings with any Selling Shareholder hereunder, you and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of such Selling Shareholder made or given by any or all of the Attorneys-in-Fact for such Selling Shareholder.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department; if to any Selling Shareholder shall be delivered or sent by mail, telex or facsimile transmission to such Selling Shareholder at its address set forth in Schedule II hereto; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 10(d) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company or the Selling Shareholders by you on request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         15. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Shareholders and, to the extent provided in Sections 10 and 12 hereof, the officers and directors of the Company and each person who controls the Company, any Selling Shareholder or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         16. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         17. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         18. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         19. The Company irrevocably submits to the non-exclusive jurisdiction of any New York State or Federal court sitting in the Borough of Manhattan, in The City of New York over any suit, action or proceeding arising out of or relating to this Agreement or the Shares. To the fullest extent it may effectively do so under applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. The Company agrees, to the fullest extent it may effectively do so under applicable law, that a judgment in any suit, action or proceeding of the nature referred to in this Section 19 brought in any such court shall be conclusive and binding upon the Company subject to rights of appeal, as the case may be, and may be enforced in the courts of the United States of America or the State of New York (or any other court the jurisdiction of which the Company is or may be subject) by a suit upon such judgment. The Company irrevocably designates and appoints CT Corporation System, New York, New York as its authorized agent upon whom process may be served in any suit, action or proceeding of the nature referred to in this Section 19 by mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the agent at its address set forth in the Registration Statement. The Company agrees that such service (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to the Company. Notices hereunder shall be conclusively presumed received if evidenced by a delivery receipt furnished by the United States Postal Service or any commercial delivery service. Nothing in this Section 19 shall affect the right of any Underwriter to serve process in any manner permitted by law, or limit any right to bring proceedings against the Company or any Selling Shareholder in the courts of any jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

         20. In respect of any judgment or order given or made for any amount due hereunder by the Company or the Selling Shareholders that is expressed and paid in currency (the "judgment currency") other than United States dollars, the Company or the Selling Shareholders, as the case may be, will indemnify each Underwriter against any loss incurred by such Underwriter as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which an Underwriter is able to purchase United States dollars with the amount of the judgment currency actually received by such Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Company and the Selling Shareholders and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" shall include any reasonable premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

         If the foregoing is in accordance with your understanding, please sign and return to us 8 counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and each of the Selling Shareholders. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and the Selling Shareholders for examination, upon request, but without warranty on your part as to the authority of the signers thereof.

         Any person executing and delivering this Agreement as Attorney-in-Fact for a Selling Shareholder represents by so doing that he has been duly appointed as Attorney-in-Fact by such Selling Shareholder pursuant to a validly existing and binding Power of Attorney which authorizes such Attorney-in-Fact to take such action.

                                       Very truly yours,

                                       GCR HOLDINGS LIMITED
                                       By: ___________________________________
                                           Name:  Lawrence S. Doyle
                                           Title: President

                                       The Selling Shareholders Named in
                                       Schedule II to this Agreement

                                       By: ___________________________________
                                           Name:  Frederick W. Deichmann
                                           Title: Attorney-in-Fact
                                           As Attorney-in-Fact acting on behalf
                                            of each of the Selling Shareholders
                                            named in Schedule II to this
                                            Agreement.

Accepted as of the date hereof:

Goldman, Sachs & Co.
Donaldson, Lufkin & Jenrette Securities Corporation
J.P. Morgan Securities Inc.
Smith Barney Inc.

By: _________________________________
         (Goldman, Sachs & Co.)

       On behalf of each of the
             Underwriters

                                   SCHEDULE I

                                                                                    Number of Optional
                                                                                       Shares to be
                                                              Total Number of          Purchased if
                                                                Firm Shares           Maximum Option
                           Underwriter                        to be Purchased            Exercised
                           -----------                        ---------------       ------------------
Goldman, Sachs & Co........................................
Donaldson, Lufkin & Jenrette Securities Corporation........
J.P. Morgan Securities Inc.................................
Smith Barney Inc...........................................

                                                                ------------            ------------
       Total

Annex I-A

              [Form of Sullivan & Cromwell Opinion to Underwriters]

                                                                        __, 1996

Goldman, Sachs & Co.
Donaldson, Lufkin & Jenrette Securities Corporation
J.P. Morgan Securities Inc.
Smith Barney Inc.,
     As Representatives of the
     Several Underwriters,
       c/o Goldman, Sachs & Co.,
         85 Broad Street,
              New York, New York  10004.

Dear Sirs:


            In connection with the several purchases today by you and the other Underwriters named in Schedule I to the Underwriting Agreement, dated _________, 1996 (the "Underwriting Agreement"), between GCR Holdings Limited, a Cayman Islands company (the "Company"), the Selling Shareholders named therein (the "Selling Shareholders") and you, as Representatives of the several Underwriters named therein (the "Underwriters"), of _________ shares (the "Securities") of the Company's Ordinary Shares, par value $0.10 per share, we, as United States counsel for the Company, have examined such corporate records, certificates and other documents, and such questions of law, as we have considered necessary or appropriate for the purposes of this opinion. Upon the basis of such examination, it is our opinion that:


            (1) All regulatory consents, authorizations, approvals and filings required to be obtained or made by the Company under the Federal laws of the United States and the laws of the State of New York for the issuance, sale and delivery of the Securities by the Selling Shareholders to the Underwriters have been obtained or made.

            (2) The Underwriting Agreement has been duly executed and delivered by the Company.

            (3) The sale of the Securities by the Selling Shareholders to the Underwriters pursuant to the Underwriting Agreement does not, and the performance by the Company of its obligations under the Underwriting Agreement will not, (a) result in a default under or breach of the agreements listed in Annex A to this letter or (b) violate any Federal law of the United States or any law of the State of New York applicable to the Company, provided, however, that, for the purposes of this clause (b), we express no opinion with respect to Federal or state securities laws, other antifraud laws and fraudulent transfer laws and, provided, further, that, insofar as performance by the Company of its obligations under the Underwriting Agreement is concerned, we express no opinion as to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights.

            (4) The Company is not an "investment company" within the meaning of the Investment Company Act of 1940.

            (5) Under the laws of the State of New York relating to submission to jurisdiction, the Company has validly submitted to the jurisdiction of each United States Federal or New York State court sitting in the Borough of Manhattan, The City of New York, New York, has validly waived any objection to the venue of a proceeding in any such court and has validly appointed CT Corporation System as its authorized agent, in each case for the purpose and to the extent described in Section 18 of the Underwriting Agreement and assuming (i) the validity of such actions under Cayman Islands law, (ii) the due authorization, execution and delivery of the Underwriting Agreement by or on behalf of the Underwriters and (iii) that the registration statement and the prospectus relating to the offering of the Securities do not contain any material misstatements or omissions.

            The foregoing opinion is limited to the Federal laws of the United States and the laws of the State of New York, and we are expressing no opinion as to the effect of the laws of any other jurisdiction. With respect to all matters of Cayman Islands law, we have, with your approval, relied upon the opinion, dated the date hereof, of Maples and Calder delivered to you pursuant to Section 9(d) of the Underwriting Agreement, and our opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in such opinion of Maples and Calder. In addition, for the purpose of our opinion in paragraph 3(a) above, we have assumed, with your approval and without any investigation, that the governing law of each agreement listed in Annex A hereto that is not governed by New York law is identical in all relevant respects to New York law.

            Also, with your approval, we have relied as to certain matters on information obtained from public officials, officers of the Company and other sources believed by us to be responsible, and we have assumed that the Underwriting Agreement has been duly authorized, executed and delivered by the Company in accordance with Cayman Islands law and that the signatures on all documents examined by us are genuine, assumptions which we have not independently verified.


                                           Very truly yours,

                                Annex A [update]

1. Subscription Agreements, addressed to GCR Holdings Limited and executed and delivered by the original purchasers of ordinary shares in 1993.

2. Amended and Restated Shareholders' Agreement, dated as of December 18, 1995, among the Shareholders (as defined therein), GCR Holdings Limited and Global Capital Reinsurance Limited.

3. Registration Rights Agreement, dated as of December 18, 1995, between the Company and the Goldman Sachs Group, L.P. and Johnson & Higgins.

4. Placement Agency Agreement, dated as of July 22, 1993, between GCR Holdings Limited, Goldman, Sachs & Co., Goldman Sachs International Limited and Goldman Sachs (Asia) Limited.

5. Sponsors Expense Sharing and Reimbursement Agreement, dated as of October 7, 1993, among Goldman, Sachs & Co., Johnson & Higgins, GCR Holdings Limited and Global Capital Reinsurance Limited.

6. Employment Agreement, dated as of June 16, 1993, amended as of December 15, 1995, entered into among GCR Holdings Limited, Global Capital Reinsurance Limited and Lawrence S. Doyle.

7. Employment Agreement, dated as of August 16, 1993, amended as of December 15, 1995, entered into among GCR Holdings Limited, Global Capital Reinsurance Limited and Frederick W. Deichmann.

8. Employment Agreement, dated as of June 16, 1993, amended as of December 15, 1995, entered into among GCR Holdings Limited, Global Capital Reinsurance Limited and Robert L. Nason.

9. Employment Agreement, dated as of June 16, 1993, amended as of December 15, 1995, entered into among GCR Holdings Limited, Global Capital Reinsurance Limited and Stephen S. Outerbridge.

10. Employment Agreement, dated as of January 15, 1994, amended as of December 15, 1995, entered into among GCR Holdings Limited, Global Capital Reinsurance Limited and William G. Fanning.

11. Non-Recourse Note, dated as of October 8, 1993, amended as of April 30, 1996, entered into between GCR Holdings Limited and Steven H. Newman.

12. Non-Recourse Note, dated as of October 8, 1993, amended as of April 30, 1996, entered into between GCR Holdings Limited and Lawrence S. Doyle.

13. Non-Recourse Note, dated as of October 8, 1993, amended as of April 30, 1996, entered into between GCR Holdings Limited and Frederick W. Deichmann.

14. Non-Recourse Note, dated as of October 8, 1993, amended as of April 30, 1996, entered into between GCR Holdings Limited and Robert L. Nason.

15. Non-Recourse Note, dated as of October 8, 1993, amended as of April 30, 1996, entered into between GCR Holdings Limited and Stephen S. Outerbridge.

16. Non-Recourse Note, dated as of January 15, 1994, amended as of April 30, 1996, entered into between GCR Holdings Limited and William G. Fanning.

17. Amended and Restated Chairman's Incentive Agreement, dated as of November 16, 1995, between GCR Holdings Limited and Steven H. Newman.

18. Credit Agreement, dated as of August 17, 1995, amended as of October 27, 1995, and February 28, 1996, among GCR Holdings Limited, the Lenders named therein and The First National Bank of Chicago.

19. Share Pledge Agreement, dated as of September 29, 1995, between GCR Holdings Limited and The First National Bank of Chicago.

Annex I-B

              [Form of Sullivan & Cromwell Letter to Underwriters]

                                                                        __, 1996

Goldman, Sachs & Co.
Donaldson, Lufkin & Jenrette Securities Corporation
J.P. Morgan Securities Inc.
Smith Barney Inc.,
     As Representatives of the
     Several Underwriters,
       c/o Goldman, Sachs & Co.,
         85 Broad Street,
             New York, New York 10004.

Dear Sirs:

            This is with reference to the registration under the Securities Act of 1933 (the "Act") of ___________ Ordinary Shares, par value $0.10 per share (the "Securities"), of GCR Holdings Limited (the "Company"). When the Registration Statement was declared effective by the Securities and Exchange Commission, the form of prospectus included therein omitted certain information in reliance upon Rule 430A under the Act. Such information is contained in the
Prospectus dated             , 1996 relating to the initial offering of the
Securities (the "Prospectus") and, as provided in Rule 430A, is deemed to be a part of the Registration Statement as of the time it was declared effective. The Prospectus also updates or supplements certain information contained in the Registration Statement.

            As United States counsel to the Company, we reviewed the Registration Statement and the Prospectus, participated in discussions with your representatives, those of United States counsel for the several Underwriters and those of the Company, its accountants and its Cayman Islands and Bermuda counsel and advised the Company as to the requirements of the Act and the applicable rules and regulations thereunder. In addition, we reviewed opinions of Cayman Islands and Bermuda counsel for the Company delivered to you today regarding the contents of certain portions of the Prospectus and related matters. Between the effectiveness of the Registration Statement and the time of the delivery of this letter, we participated in further discussions with your representatives, those of United States counsel for the several Underwriters and those of the Company, its accountants and its Cayman Islands and Bermuda counsel, and we reviewed certain certificates of officers of the Company and public officials and letters from the Company's independent accountants delivered to you today.

            On the basis of the information that we gained in the course of the performance of the services referred to above, considered in the light of our understanding of the applicable law and the experience we have gained through our practice under the Act, we confirm to you that, in our opinion, the Registration Statement, as of its effective date, and the Prospectus, as of the date of the Prospectus, appeared on their face to be appropriately responsive in all material respects to the requirements of the Act and the applicable rules and regulations of the Securities and Exchange Commission thereunder. Further, nothing that came to our attention in the course of such review has caused us to believe that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of the date of the Prospectus, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Also, nothing that has come to our attention in the course of the procedures described in the second and third sentences of the preceding paragraph has caused us to believe that the Prospectus, as of the date and time of delivery of this letter, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of circumstances under which they were made, not misleading.

            In addition, we do not know of any litigation or any governmental proceeding instituted or threatened against the Company or its subsidiary that would be required to be disclosed in the Prospectus and is not so disclosed. Also, we do not know of any documents that are required to be filed as exhibits to the Registration Statement and are not so filed or of any documents that are required to be summarized in the Prospectus and are not so summarized.

            The limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such, however, that we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus except for those made under the captions "Description of Capital Shares", "Certain Tax Considerations -- Taxation of the Company and Global Capital Re -- United States", "Certain Tax Considerations -- Taxation of Shareholders -- United States Taxation of U.S. and Non-U.S. Shareholders", "Business -- Regulation -- United States and Other" and "Underwriting" in the Prospectus insofar as they describe provisions, therein described, of documents governed by New York law or of United States Federal tax law.



                                       2.

Also, we do not express any opinion or belief as to the financial statements or other financial data contained in the Registration Statement or the Prospectus.

            This letter is furnished by us as United States counsel for the Company to you as Representatives of the several Underwriters and is solely for the benefit of the several Underwriters.


                                                 Very truly yours,





                                       3.

Annex II

             [Form of Maples and Calder Opinion to the Underwriters]

                                                                          , 1996

Goldman, Sachs & Co.
Donaldson, Lufkin & Jenrette Securities Corporation
J.P. Morgan Securities Inc.
Smith Barney Inc.,
     As Representatives of the
     Several Underwriters,
       c/o Goldman, Sachs & Co.,
         85 Broad Street,
              New York, New York 10004.

Dear Sirs:

GCR HOLDINGS LIMITED (THE "COMPANY") REGISTRATION OF __________ ORDINARY REDEEMABLE SHARES OF US$0.10 EACH (THE "SHARES")

We act as Cayman Islands counsel to the Company and you have requested us to deliver a legal opinion as to certain matters of Cayman Islands law concerning the Company in relation to the Underwriting Agreement (the "Agreement") dated
              , 1996 between you, the Company and the Selling Shareholders (as defined therein) and the registration of the Shares under the United States Securities Act of 1933 (the "Act").

For the purposes of this legal opinion, we have examined the following documents:

(a)  a copy of the Agreement;

(b)  a copy of the prospectus (the "Prospectus") dated         , 1996 which is
     included in Amendment No. __ to the Registration Statement on Form S-1 (the "Registration Statement") relating to the Offering of the Shares filed on
                   , 1996 with the Securities and Exchange Commission of the United States of America;

(c) a copy of the Amended and Restated Shareholders' Agreement among the Company and the Shareholders (as defined therein) dated December 18, 1995 (the "Shareholders' Agreement");

(d) a copy of the Registration Rights Agreement among the Company and the Rightholders (as defined therein) dated December 18, 1995 (the "Rights Agreement");

(e) a copy of the resolutions adopted at the meeting of the Shareholders of the Company held on 30th October, 1995 (the "Minutes");

(f) a copy of a confirmation of an officer of the Company as to the closing of the offering of the Shares as contemplated by the Prospectus;

(g) copies of the Certificate of Incorporation, Certificate of Change of Name, the Restated Memorandum and Articles of Association of the Company as adopted by Special Resolution of the Shareholders of the Company at a meeting thereof held on 30th October, 1995 (the "Articles") and facsimile copies of the resolutions of the Board of Directors of the Company adopted at the meetings thereof held on 26th September and 12th December, 1995 and 18th April, 1996 and of the Offering Committee of the Board of Directors adopted at the meetings thereof held on 15th May and ______, 1996 (the "Resolutions");

(h) a Certificate from a Director of the Company in the form attached hereto (the "Director's Certificate"); and

(i)  a Certificate of Good Standing dated      , 1996 issued by the Registrar of
     Companies in and for the Cayman Islands.

We have also reviewed such other records, agreements, instruments and documents and considered such questions of law as we have deemed relevant or necessary as the basis for the opinions hereinafter expressed.

The following opinion is given only as to the circumstances existing on the date hereof and known to us and as to the laws of the Cayman Islands as the same are in force at the date hereof. We have assumed, without further verification, that there is nothing under any law (other than the laws of the Cayman Islands) which would or might affect the opinions hereinafter appearing. Specifically, we have made no independent investigation of the laws of the State of New York.

We have relied upon the accuracy of the Director's Certificate (and its continuing accuracy as at the date hereof) without further verification. We have also relied upon the following assumptions, which we have not independently verified:

(a) the Agreement has been duly authorised, executed and delivered by or on behalf of all relevant parties (other than the Company as a matter of Cayman Islands law) and is valid, binding and enforceable against all relevant parties in accordance with its terms under the laws of the State of New York and all other relevant laws (other than the laws of the Cayman Islands);

(b) the choice of the laws of the State of New York as the governing law of the Agreement has been made in good faith and would be regarded as a valid and binding selection which will be upheld by the courts of New York and the federal courts of the United States of America as a matter of all relevant laws (other than the laws of the Cayman Islands);

(c) copies of documents provided to us are true copies of the originals and draft documents provided to us conform in all respects with the executed originals thereof;

(d)  the genuineness of all signatures, seals and initials;

(e) the power, authority and legal right of all parties (other than the Company as a matter of Cayman Islands law) under all relevant laws and regulations (other than the laws of the Cayman Islands) to enter into, execute and perform their respective obligations under the Agreement;

(f) the execution of the Agreement is in the commercial interests of the Company;

(g) the Agreement will not be executed or delivered by any party in the Cayman Islands;

(h) prior to, at the time of, and immediately following execution of the Agreement, the Company was able to pay its debts as they fell due and the Company is entering into the Agreement in the normal course of its business, for proper value, and not with an intention to defraud or hinder its creditors or by way of fraudulent preference;

(i) no resolutions have been passed by the members or Directors of the Company or any committee or delegates thereof revoking or limiting the effect or validity of the Resolutions and such Resolutions and the resolutions evidenced by the Minutes were duly adopted by the Directors or the Shareholders of the Company, as the case may be, at meetings thereof in each case duly convened and held in accordance with the Restated Articles of Association of the Company as then in force;

(j) that all preconditions (if any) to the obligations of the parties to the Agreement have been satisfied or duly waived and there has been no breach of any of the terms of the Agreement;

(k) that the Shares are not subject to any encumbrances that would survive their transfer as contemplated by the Prospectus as a matter of the laws of Bermuda; and

(l) the public offering of the Shares effected pursuant to the Registration Statement is closing simultaneously with the release of this opinion; and

Based upon the foregoing, we advise you that in our opinion.

1. the Company has been duly organised and is validly existing and in good standing as an exempted company with limited liability pursuant to the Companies Law (1995 Revision) of the Cayman Islands;

2. the Company has full power and authority as a matter of Cayman Islands law to carry out any object not prohibited by law and is a body corporate capable of exercising all the functions of a natural person of full capacity including the capacity to enter into the Agreement and to perform its obligations thereunder;

3. save as referred to below and subject to the Agreement and any original counterparts thereof being stamped with CI$2.00 stamp duty if executed in or brought within the jurisdiction of the Cayman Islands in original form, no registration, filing, stamping or other formalities are necessary for the validity and enforceability of the Agreement in the Cayman Islands for their admissibility in evidence in proceedings in the courts of the Cayman Islands;

4. the Agreement has been duly authorised and, assuming that it has been duly executed and delivered on behalf of the Company in accordance with the authorities evidenced in the Resolutions, will have been duly executed and delivered on behalf of the Company. The Articles, the Shareholders' Agreement and the Rights Agreement have each been duly adopted and approved by all necessary action of the Company and its Shareholders and the Articles are in full force and effect.

5. no authorisations, consents or approvals are required from, and no filings are required with, any governmental authorities or agencies or other official bodies in the Cayman Islands in connection with the execution or delivery of the Agreement or the performance by the Company of its obligations thereunder;

6. the authorised share capital of the Company conforms to the description thereof set forth in the Registration Statement and the Prospectus and all of the Company's issued ordinary redeemable shares of US$0.10 par value, including the Shares, have been duly and validly authorised and issued as fully paid by the Company and registered on the books of the Company; the Shares are fully paid under Cayman Islands law and there is no provision of Cayman Islands law that would impose further liability on persons holding such shares in the Company, merely by reason of such shareholding; the holders of ordinary shares are not subject to any preemptive or similar rights under the laws of the Cayman Islands or the Articles;

7. the sale of the Shares by the Selling Shareholders and the performance by the Company of its obligations under the Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of provisions of the Articles or any law or statute of the Cayman Islands or any order, rule or regulation of any court or governmental agency or body of the Cayman Islands having jurisdiction over the Company or any of its properties or any agreement or instrument listed on Annex A hereto, to which the Company is a party and which is governed by Cayman Islands law; and no consent, approval, authorisation, order, registration or qualification of or with any court or governmental agency or body of the Cayman Islands is required for the sale of the Shares or the consummation by the Company of the transactions contemplated by the Agreement;

8. neither the Underwriters nor any subsequent purchasers of the Shares will (subject as described in paragraph 3 above) be subject to any stamp duty, excise or similar tax imposed in the Cayman Islands in connection with the offering, sale or purchase of the Shares; and there are no currency exchange control laws or withholding taxes in the Cayman Islands that would be applicable to the payment of dividends on the Shares by the Company;

9. under the laws of the Cayman Islands, the submission of the Company to the jurisdiction of any New York State or Federal court sitting in The City of New York, the waiver by the Company of any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding brought in any court arising out of or relating to the Agreement or the Shares or any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum and the appointment of CT Corporation System as its authorised agent for the purposes described in
     Section 19 of the Agreement are valid and binding; and service of process effected in the manner set forth in Section 19 of the Agreement will be effective under the laws of the Cayman Islands to confer personal jurisdiction over the Company, assuming this to be the case under the laws of the State of New York;

10. so far as Cayman Islands conflicts of law principles are concerned, the power, authority and legal right of all parties to enter into, execute and perform their obligations under the Agreement will be determined by the laws of the jurisdiction of incorporation of the relevant party and by the parties' constitutional documents as governed by such laws;

     under Cayman Islands conflicts of law principles, the laws governing the due corporate authorisation and execution of the Agreement are the laws of the jurisdiction of incorporation of the relevant party;

11. the choice of the laws of New York as the governing law of the Agreement is a valid and effective choice of law; were proceedings commenced in a court of competent jurisdiction in the Cayman Islands based on or arising under the Agreement, the laws of New York would, to the extent specifically pleaded and proved as a fact by expert evidence, be recognised and applied by such court to all issues concerning the formal and essential validity of the Agreement and the interpretation thereof, except that in any such proceeding such court might apply those laws of the Cayman Islands as such court characterised as procedural and would not necessarily apply those laws of New York as such court characterized as procedural;

12. although there is no statutory enforcement in the Cayman Islands of a judgment obtained in New York, the courts of the Cayman Islands will recognise and enforce a foreign judgment of a court of competent jurisdiction, based on the principle that a judgment of a competent foreign court imposes upon the judgment debtor an obligation to pay the sum for which judgment has been given provided such judgment is final, for a liquidated sum, not in respect of taxes or a fine or penalty, and was not obtained in a manner and is not of a kind the enforcement of which is contrary to the public policy of the Cayman Islands (and such counsel does not believe that any judgment granted against the Company based on or arising under the Agreement would be of such a kind); a Cayman Islands court may stay proceedings if concurrent proceedings are being brought elsewhere; and for the purposes of enforcement of a judgment granted against the Company based on or arising under the Agreement; the federal or state courts to which the Company has submitted pursuant to Section 19 of the Agreement would be considered by the courts of the Cayman Islands of competent jurisdiction to consider matters arising out of the terms of the Agreement if service of process on the Company was effected in accordance with the provisions of the Agreement;

13. on the basis that the Company carries on its business as set forth in the Prospectus, there is no requirement that it be licensed under the Insurance Law (24 of 1979) (1995 Revision) of the Cayman Islands;

14. provided that the persons to whom Shares are transferred pursuant to the Agreement (the "Transferees") acquire such Shares in each case from a person or persons who was or were duly entered as the holders thereof in the register of members of the Company at the time of execution of transfers in respect thereof and in each case in good faith, for valuable consideration and without actual, implied or constructive notice of any pre-existing equitable interests or encumbrances and none of the Transferees have themselves encumbered or agreed to encumber those Shares in any manner, the Transferees will as a matter of Cayman Islands law, upon presentation of complete forms of transfer in respect of the relevant shares duly executed by the registered holder of such Shares and upon their due registration as the holders thereof in the register of members of the Company, acquire legal title to the relevant Shares free of encumbrances. It should be noted, however, that the Company's register of members is maintained in Bermuda, which will result in a Bermuda situs of the Shares under Cayman Islands conflict of law principles. Further a Cayman Islands court may in certain circumstances have jurisdiction to order rectification of the register of members of the Company, for example, in the event of manifest error;

15. all statements made in the Prospectus under the captions "Enforceability of Civil Liabilities Under United States Laws", "Description of Capital Shares", and "Certain Tax Considerations - Taxation of the Company and Global Capital Re - Cayman Islands; Taxation of Shareholders - Cayman Islands Taxation", insofar as they purport to describe the provisions of the laws of the Cayman Islands and the documents referred to therein, fairly and accurately present the information and our opinions as to such matters as set out therein; and

16. based solely on a search of the Cause Book maintained in the office of the Clerk to the Grand Court in the Cayman Islands and the Register of Writs and Other Originating Process for the period from 1st June, 1995, we believe that there were (a) no actions pending against the Company and (b) no proceedings had been commenced compulsorily to wind up the Company in
     the Grand Court of the Cayman Islands as at the close of business on [   ],
     1996.

Except as may be specifically stated herein, we offer no opinion with regard to the commercial terms of the transactions contemplated by the documents referred to herein or to any representations which may be made by or on behalf of the Company in any of such documents or otherwise.

This opinion may be relied upon only by you and your United States legal advisors in relation to the Agreement (solely in that capacity) and may not otherwise be relied upon by any other person without our prior written consent.


                                                Yours faithfully,



                                                MAPLES and CALDER

                                Annex A [update]

1. Share Option Agreement between GCR Holdings, Global Capital and Lawrence S. Doyle, dated November 15, 1994.

2.   Share Option Agreement between GCR Holdings, Global Capital and Frederick
     W. Deichmann, dated November 15, 1994.

3. Share Option Agreement between GCR Holdings, Global Capital and William G. Fanning, dated November 15, 1994.

4. Share Option Agreement between GCR Holdings, Global Capital and Stephen S. Outerbridge, dated November 15, 1994.

5. Share Option Agreement between GCR Holdings, Global Capital and Robert L. Nason, dated November 15, 1994.

6. Amended and Restated Chairman's Incentive Agreement, dated as of November 16, 1995, between GCR Holdings and Steven H. Newman.

                             Director's Certificate

                              GCR HOLDINGS LIMITED

                                  P.O. Box 309
                          Grand Cayman, Cayman Islands
                               British West Indies

                                                                          , 1996

Maples and Calder
P.O. Box 309
Grand Cayman
Cayman Islands
British West Indies

             Re:  GCR Holdings Limited (the "Company")

Dear Sirs:

I, being a Director of the Company, am aware that you have been asked to deliver a legal opinion (the "Opinion") to Goldman, Sachs & Co., Donaldson, Lufkin & Jenrette Securities Corporation, J.P. Morgan Securities Inc. and Smith Barney Inc. as representatives of certain Underwriters in relation to the Underwriting
Agreement, dated        , 1996, between the Company, the Underwriters named in
Schedule I thereto and the Selling Shareholders named in Schedule II thereto and the registration of certain of the Company's Ordinary Redeemable Shares of US$0.10 each (the "Shares").

1. The Restated Memorandum of Association and the Restated Articles of Association of the Company as conditionally adopted on 30th October, 1995 are in full force and effect and are unamended and all conditions to the effectiveness of such new Restated Memorandum and Articles of Association have been satisfied;

2. The shareholders of the Company have not prescribed in general meeting or by resolution any regulations restricting the powers of the Directors in any respect;

3. You have been provided with true copies of the resolutions of the Directors of the Company adopted at their meetings held on 26th September and 12th December, 1995, and 18th April 1996, of the Offering Committee of the Board of Directors adopted at their meetings held on 15th May and _________, 1996, and of the Shareholders of the Company, adopted at their meeting held on 30th October, 1995 which were in each case duly adopted at a meeting of the Directors or Shareholders, as the case may be, duly convened and held and at which a quorum was present throughout all in accordance with the Articles of Association of the Company then in force; such resolutions were duly adopted, remain in full force and effect and have not been revoked or amended in any respect;

4. The Directors of the Company were on 26th September and 12th December, 1995 and are:


                Steven H. Newman
                Lawrence S. Doyle
                J. Markham Green
                David A. Olsen
                Michael E. Satz
                Richard E. Meyer (replaced by Joseph D. Roxe
                                  on 12th December, 1995)
                Alfred Lerner
                John P. McNulty
                Jerry S. Rosenbloom
                Donald J. Zuk
                Richard Spurling


5. An amount equal to at least US$0.10 was received by or on behalf of the Company in respect of each of its issued shares (including the Shares) at the time of its issue and the issue of all such Shares has been duly recorded in the Company's Register of Members.

6. Immediately before, at the time of and immediately following execution of the Underwriting Agreement (as defined in the Opinion) the Company was (or will be) able to pay its debts as they fell or fall due and the Company entered into (or will be entering into) the transactions contemplated by the Opinion in the normal course of its business, for proper value and not with an intention to defraud or hinder its creditors or by way of fraudulent preference.

7. Each of the Directors of the Company has acted bona fide in the best interests of the Company in connection with the transactions contemplated by the Opinion and has disclosed his interest therein (if any) in accordance with the Restated Articles of Association of the Company; and

8. I am duly authorised to give the above certifications on behalf of the Company.

                                       _____________________________
                                       Lawrence S. Doyle
                                       Director

Annex III

         [Form of Appleby, Spurling & Kempe Opinion to the Underwriters]

                                                                          , 1996

Goldman, Sachs & Co.
Donaldson, Lufkin & Jenrette Securities Corporation
J.P. Morgan Securities Inc.
Smith Barney Inc.,
      As Representatives of the
      Several Underwriters,
            c/o Goldman, Sachs & Co.,
            85 Broad Street,
            New York, New York 10004.

Ladies and Gentlemen:

         Re:  GCR Holdings Limited (the "Company") and
              Global Capital Reinsurance Limited (the "Subsidiary")

         We have acted as Bermuda counsel to the Company and the Subsidiary in
connection with the Underwriting Agreement dated        , 1996 (the "Agreement")
between the Company and Goldman, Sachs & Co., Donaldson, Lufkin & Jenrette Securities Corporation, J.P. Morgan Securities Inc. and Smith Barney Inc. (as Representatives of the several Underwriters named in Schedule I to the Agreement), whereby the Underwriters have severally agreed to purchase from the Selling Shareholders an aggregate of __________ shares and, at the election of the Underwriters, up to ________ additional shares of the Ordinary Shares of the Company, par value US $0.10 per share. Capitalized terms used herein, unless otherwise defined herein, shall bear the meanings ascribed thereto in the Agreement.

         We have also participated in the preparation of the Registration Statement on Form S-1 (Registration No. 333-04195) and amendments thereto (the "Registration Statement") with respect to the Ordinary Shares, which was filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 as amended, of the United States of

America on May 21, 1996, and amended on June , 1996, together with all exhibits to the Registration Statement and the form of a prospectus also (the "Prospectus").

         We are delivering this opinion at the request of the Company and the Subsidiary pursuant to Section 9(e) of the Agreement.

         We have examined copies of the following documents:

         (i)   the Registration Statement;

         (ii)  the Agreement;

         (iii) certified copies of the Memorandum of Association and Bye-laws of the Subsidiary;

         (iv) the original permit issued by the Registrar of Companies in Bermuda to the Company; and

         (v) the Register of Shareholders of the Subsidiary, maintained by the secretary of the Subsidiary at its registered office in Bermuda.


               We have also relied upon our searches of documents of public record maintained by the Registrar of Companies in Bermuda and of the Cause Book of the Supreme Court of Bermuda in respect of the Company and the Subsidiary, in each case made on [ ], 1996, (collectively, the "Searches"). We have also considered such questions of law as we have deemed relevant or necessary as the basis for the opinions hereinafter expressed.


               We have assumed:

         (i) the genuineness of all signatures on the documents which we have examined;

         (ii) the capacity of, and power and authority of each of the parties to the Agreement to execute and deliver the Agreement and to enter into and perform their respective obligations thereunder, and the due execution and delivery thereof by all parties;

         (iii) that the Agreement is legal, valid, binding and enforceable in accordance with its terms under the laws of the State of New York by which it is expressed to be governed;

         (iv) the conformity to original documents of all documents produced to us as copies, and the authenticity of all original documents which or copies of which have been submitted to us;

         (v) the due execution and delivery of the Agreement by each of the parties substantially in the form of the drafts we have reviewed for the purpose of the opinion without alteration which is material to this opinion;

         (vi) the truth, accuracy and completeness as of the date hereof of all recitals, warranties and representations as to factual matters made in all documents, including official public records, which we have relied upon for the purpose of rendering this opinion; and

         (vii) that there are no provisions of the laws of any jurisdiction, other than Bermuda, which would have any implication in relation to any of the opinions expressed herein.

               We have made no investigation of and express no opinion in relation to the laws of any jurisdiction other than Bermuda. This opinion is to be governed by and construed in accordance with the laws of Bermuda.

               Based upon and subject to the foregoing, and subject to the reservations set out below and any matters not disclosed to us, we are of the opinion that:

         1. The Subsidiary is a limited liability company, duly incorporated and validly existing under the laws of Bermuda.

         2. The Subsidiary has the corporate power and capacity in accordance with its objects and powers to allow it to carry on its business and to own, lease and operate its properties as described in the Prospectus.

         3. The Company has been granted a permit from the Minister of Finance in Bermuda (the "Permit") permitting the Company to engage in or carry on any trade or business from within Bermuda subject to the provisions of the Companies Act 1981 and subject to the conditions imposed in the Permit.

         4. The Company has not failed to make any filing with any Bermuda governmental authority or to pay any governmental fee or tax.

         5. All of the outstanding shares of the Subsidiary have been duly authorized and validly issued and are fully paid and are not subject to further call. All of the outstanding shares of the Subsidiary are registered in the name of the Company. The shares of the Subsidiary are free of all liens, claims, and encumbrances except that they are subject to a share pledge agreement (the "Share Pledge Agreement") entered into by and between the Company and the First National Bank of Chicago as agent for a syndicate of banks in connection with a credit facility granted to the Company pursuant to a credit agreement dated as of 17th August, 1995, as amended on October 27, 1995 and February 28, 1996, among the Company, the First National Bank of Chicago and the lenders named therein. The Share Pledge Agreement was duly registered as a charge with the Registrar of Companies on 10th October, 1995.

         6. The Subsidiary is duly registered as an insurer under the Insurance Act 1978 of Bermuda (the "Insurance Act") and as such is licensed to conduct the insurance business described in the Prospectus. The Subsidiary is not engaged in writing any "long term business" which is defined in the Insurance Act as:

               (a) effecting and carrying out contracts of insurance on human life or contracts to pay annuities on human life;

               (b) effecting and carrying out contracts of insurance against risks of the persons insured sustaining injury as the result of an accident or of an accident of a specified class or dying as the result of an accident or of an accident of a specified class or becoming incapacitated or dying in consequence of disease or disease of a specified class, being contracts that are expressed to be in effect for a period of not less than five years or without limit of time and either not expressed to be terminable by the insurer before the expiration of five years from the taking effect thereof or are expressed to be so terminable before the expiration of that period only in special circumstances therein mentioned;

               (c) effecting and carrying out contracts of insurance, whether effected by the issue of policies, bonds or endowment certificates or otherwise, whereby in return for one or more premiums paid to the insurer a sum or a series of sums is to become payable to the persons insured in the future, not being contracts such a fall within either paragraph (a) or
                    (b),
               but does not include excepted long-term business--i.e.:

               (a) credit life business, that is to say, the business of effecting and carrying out contracts of insurance against risks of loss to persons arising from the non-payment of debts due to such persons by reason of the death of debtors of theirs, being contracts that are:

                    (i)  not contracts of domestic business; and

                    (ii) expressed to be in effect for a period of five years or less; and

                    (iii) not either automatically renewable or convertible into contracts of insurance of any other kind or for any different period; and

                    (iv) of a kind which the Minister, upon application made to him by the insurer for the purpose, has given his prior approval in writing for the insurer to effect and carry out; or

               (b) employee group business, that is to say, the business of effecting and carrying out contracts of insurance on the lives of employees of the insurer or of an affiliate (within the definition of "affiliate" in regulation 2 of the Insurance Accounts Regulations 1980) of the insurer, being contracts that are:

                    (i)  not contracts of domestic business; and

                    (ii) expressed to be in effect for a period of five years or less; and

                    (iii) not either automatically renewable or convertible into contracts of insurance of any other kind or for any different period; and

                    (iv) made on a group insurance basis; and

                    (v) of a kind which the Minister, upon application made to him by the insurer for the purpose, has given his prior approval in writing for the insurer to effect and carry out.

         The Subsidiary has filed with the appropriate Bermuda authority all reports, documents or other information required to be filed under the Insurance Act.

         7. On the basis that the Company carries on its business as described in the Prospectus, there is no requirement that it be registered as an insurer under the Insurance Act.

         8. The sale of the Shares by the Selling Shareholders and the performance by the Company of its obligations under the Agreement does not and will not contravene or result in any breach of (a) any applicable law, rule or regulation of Bermuda, (b) any order, judgment, injunction, decree, determination or award of any Bermuda court or any Bermuda judicial, administrative or governmental authority or organization presently in effect and applicable to the Subsidiary or the Company, or (c) any provision of the Memorandum of Association or the Bye-laws of the Subsidiary.

         9. No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body in Bermuda is required in connection with the sale of the Shares by the Selling Shareholders or the consummation by the Company of the transactions contemplated by the Agreement, except for the consent of the Bermuda Monetary Authority and the filing of the Prospectus with the Registrar of Companies in Bermuda in accordance with Section 26 of the Companies Act 1981, each of which has been obtained or made.

         10. The Searches revealed that there are no legal proceedings pending in Bermuda to which the Company or the Subsidiary is a party.

         11. Each of the Company and the Subsidiary has obtained an assurance under the Exempted Undertakings Tax Protection Act 1966 of Bermuda to the effect set forth in the Prospectus under the heading "Certain Tax Considerations - Taxation of the Company and Global Capital Re - Bermuda".

         12. Neither the Underwriters nor any subsequent purchasers of the Shares (other than purchasers resident in Bermuda for Bermuda exchange control purposes) will be subject to any stamp duty, excise or similar tax imposed by Bermuda in connection with the offering, sale or purchase of the Shares.

         13. Each of the Company and the Subsidiary has been designated as a non-resident of Bermuda for exchange control purposes by the Bermuda

               Monetary Authority. There would be no withholding or similar taxes in Bermuda applicable in respect of the payment of dividends by the Subsidiary to the Company.

         14. All statements made in the Registration Statement and the Prospectus with respect to statutes, regulations, rules, treaties and other laws of Bermuda (including, but not limited to, statements made in respect to the Insurance Act, the Companies Act 1981, Bermuda tax matters and Bermuda exchange control matters) fairly and accurately represent the information set forth therein and our opinion as to such matters.




               Our reservations are as follows:

         (A) We express no opinion as to any law other than Bermuda law in force at the date hereof, and none of the opinions expressed herein relates to compliance with, or matters governed by, the laws of any jurisdiction except Bermuda.

         (B) Where an obligation is to be performed in a jurisdiction other than Bermuda, a Bermuda Court may decline to enforce it to the extent that such performance would be illegal or contrary to public policy under the laws of such other jurisdiction.

         (C) We express no opinion as to the availability of equitable remedies, such as specific performance or injunctive relief, or as to any matters which are within the discretion of the courts of Bermuda, such as the award of costs, or questions related to jurisdiction. Further, we express no opinion as to the validity or binding effect in Bermuda of any waiver of or obligation to waive any provision of law (whether substantive or procedural) or any right or remedy arising through circumstances not know at the time of entering into the Agreement.

         (D) The obligations of the Subsidiary and the Company under the documents will be subject to any laws from time to time in effect relating to bankruptcy or liquidation or any other laws or legal procedures affecting generally the enforcement of creditors' rights, and may also be subject to a statutory limitation of the time within which proceeding may be brought.

               This opinion is issued on the basis that it will be construed in accordance with provisions of Bermuda law. It is issued in connection with and for the purpose of the transactions contemplated by the Agreement. It may not be relied upon by any other party other than the addressees and their respective legal counsel, or used for any other purpose without our prior written consent.


                                               Yours faithfully,


                                               APPLEBY, SPURLING & KEMPE

Annex IV

            [Form of Sullivan & Cromwell Opinion to the Underwriters]

                                                                          , 1996

Goldman, Sachs & Co.
Donaldson, Lufkin & Jenrette Securities Corporation
J.P. Morgan Securities Inc.
Smith Barney Inc.,
     As Representatives of the
     Several Underwriters,
       c/o Goldman, Sachs & Co.,
          85 Broad Street,
              New York, New York  10004.

Dear Sirs:

            In connection with the several purchases today by you and the other
Underwriters named in Schedule I to the Underwriting Agreement, dated        ,
1996 (the "Underwriting Agreement"), between GCR Holdings Limited, a Cayman Islands company (the "Company"), the Selling Shareholders named therein (the "Selling Shareholders") and you, as Representatives of the several Underwriters named therein (the "Underwriters"), of _________ shares (the "Securities") of the Company's Ordinary Shares, par value $0.10 per share, we, as special United States counsel for the Selling Shareholders named on Annex A to this letter (the "Specified Shareholders"), have examined such corporate records, certificates and other documents, and such questions of law, as we have considered necessary or appropriate for the purposes of this opinion. Upon the basis of such examination, it is our opinion that:

            (1) The Underwriting Agreement has been duly authorized, executed and delivered by each Specified Shareholder.

            (2) A Power of Attorney and Custody Agreement (as such terms are defined in the Underwriting Agreement) have been duly authorized, executed and delivered by each Specified Shareholder.

            (3) Insofar as New York law is concerned, upon delivery of and payment for the Securities to be sold by the Specified Shareholders in the State of New York pursuant to the Underwriting Agreement (the "Specified Securities"), the Underwriters will have acquired the Specified Securities free of any adverse claim within the meaning of Section 8-302 of the New York Uniform Commercial Code (the "Code"). For the purpose of this paragraph
         (3), we have assumed, with your approval and without any investigation, that when such delivery and payment occur, (a) the Underwriters will have purchased the Specified Securities in good faith and without notice of any adverse claim within the meaning of Section 8-302 of the Code, (b) the Specified Securities will have been registered in the names of the Underwriters or in the name of The Depository Trust Company ("DTC") or a nominee designated by DTC, in each case on the Company's share registry in accordance with its Amended and Restated Articles of Association and Cayman Islands law, and (c) in the case of any Specified Securities registered in the name of DTC or a nominee thereof, DTC will be registered as a "clearing corporation" within the meaning of Section 8-102 of the Code, DTC or such nominee, as the case may be, will have acquired possession of and control over the certificates evidencing such Specified Securities in New York and appropriate entries to the account of the Underwriters on the records of DTC will have been made pursuant to the Code. We note that the Specified Securities are subject to certain restrictions set forth in the Company's Amended and Restated Articles of Association and Amended and Restated Shareholders' Agreement.



            The foregoing opinion is limited to the Federal laws of the United States and the laws of the State of New York, and we are expressing no opinion as to the effect of the laws of any other jurisdiction. With respect to all matters of Cayman Islands law, we have, with your approval, relied upon the opinion, dated the date hereof, of Maples and Calder delivered to you pursuant to Section 9 of the Underwriting Agreement, and our opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in such opinion of Maples and Calder.


            Also, with your approval, we have relied as to certain matters on information obtained from public officials, officers of the Company and other sources believed by us to be responsible, and we have assumed that the signatures on all documents examined by us are genuine, assumptions which we have not independently verified.


                                                  Very truly yours,

                                     Annex A

GS Capital Partners, L.P.
Stone Street Fund 1993, L.P.
Bridge Street Fund 1993, L.P.

Annex V

         Pursuant to Section 9(g) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

             (i) They are independent certified public accountants with respect to the Company and the Subsidiary within the meaning of the Act and the applicable published rules and regulations thereunder;

             (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the representatives of the Underwriters (the "Representatives");

             (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

             (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the two most recent fiscal years included in the Prospectus agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements for such two fiscal years which were included in the Prospectus;

             (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, and 402, respectively, of Regulation S-K;

             (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and the Subsidiary, inspection of the minute books of the Company and the Subsidiary since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company and the Subsidiary responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                  (A) (i) the unaudited consolidated statements of income,
             consolidated balance sheets and consolidated statements of cash flows included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus for them to be in conformity with generally accepted accounting principles;

                  (B) any other unaudited income statement data and balance
             sheet items in respect of an interim quarterly period included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus;

                  (C) the unaudited financial statements which were not included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items in respect of an interim quarterly period included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus;

                  (D) any unaudited pro forma consolidated condensed financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                  (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options, warrants and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Prospectus) or any increase in the consolidated debt of the Company and the Subsidiary, or any decreases in shareholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                  (F) for the period from the date of the latest financial
             statements included in the Prospectus to the specified date referred to in clause (E) there were any decreases in consolidated premiums written or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

             (vii) In addition to the examination referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs
         (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company and the Subsidiary, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and the Subsidiary and have found them to be in agreement.




                                       3